Exhibit 3.87

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DELL USA L. P.

This Certificate of Limited Partnership of Dell USA L. P. (the “Partnership”) is being executed and filed by the undersigned general partner to form a limited partnership under the Texas Revised Limited Partnership Act.

ARTICLE ONE

The name of the limited partnership formed hereby is Dell USA L. P.

ARTICLE TWO

The address of the registered office of the Partnership in the State of Texas shall be 9505 Arboretum Boulevard, Austin, Texas 78759-7299 and its registered agent for service of process on the Partnership at such registered office shall be Richard E. Salwen. The records of the Partnership shall be kept at the address listed in this Article.

ARTICLE THREE

The name and business address of the sole general partner of the Partnership are Dell Gen. P. Corp, 9505 Arboretum Boulevard, Austin, Texas 78759-7299.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership by and through a duly authorized officer thereof on this 20 day of December 1991.

DELL GEN. P. CORP, a Delaware corporation

By:	/s/ James R. Daniel
James R. Daniel
Vice President and Treasurer

Office of the Secretary of State Corporations Section P.O Box 13697 Austin, Texas 78711-3697

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION,

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.	The name of the entity is Dell USA L.P.

The entity’s charter/certificate of authority/file number is 62638-10

2.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 9505 Arboretum Blvd., Austin, TX 78759

3.	A. x The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

One Dell Way, Round Rock, TX 78682-2244

OR	B. The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Richard E. Salwen

5.	A. The name of the NEW registered agent is

OR	B. x The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:

Business Corporations may select A or B                     Limited Liability Companies may select D or E

Non-profit Corporations may select A, B, or C Limited Partnerships select F

A.	The board of directors;
B.	An officer of the corporation so authorized by the board of directors;
C.	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act;
D.	Its members;
E.	Its managers; or
F. x	The limited partnership.

/s/ B.B.M
(Authorized Officer of Corporation) (Authorized Member or Manager of LLC) (General Partner of Limited Partnership)

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.	The name of the entity is DELL USA L.P.

The entity’s charter/certificate of authority/file number is 00062638-10

2.	The registered office address as presently shown in the records of the Texas secretary of state is: ONE DELL WAY, ROUND ROCK, TX 78682-2244

3.	A. x The address of the NEW registered office is: (Please provide street address, state and zip code. The address must be in Texas.)

800 Brazos,    Austin, TX 78701

OR    B    The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the / secretary of state is PAULA E. BOGGS

5.	A. x The name of the NEW registered agent is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

OR    B.        The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:

Business Corporations may select A or B                Limited Liability Company may select D or E

Non-Profit Corporations may select A, B, or C Limited Partnerships select F

A.	The board of directors;
B.	An officer of the corporation so authorized by the board of directors;
C.	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act;

D.	Its members;
E.	Its managers; or
F. X	The limited partnership.

/s/ Tom Green
(Authorized Officer of Corporation) (Authorized Member or Manager of LLC) (General Partner of Limited Partnership) Tom Green, V. President

DELL USA L.P.

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

This Amended and Restated Certificate of Limited Partnership of Dell USA L.P. (the “Partnership”) was duly executed and is being filed by Dell USA GP L.L.C., a Delaware limited liability company, as general partner, in accordance with Section 2.10 of the Texas Revised Limited Partnership Act. The following amends and restates the original Certificate of Limited Partnership for the Partnership, which was originally filed on December 23, 1991.

1.	The name of the Partnership is Dell USA L.P.

2.

The registered office of the Partnership in the State of Texas is located at 800 Brazos Street, Suite 750, Austin, Texas 78701. The registered agent for service of process on the Partnership at such registered office is Corporation Service Company, d/b/a CSC-Lawyers Incorporating Service Company.

3.	The address of the Partnership’s principal office in the United States where records are kept or made available is located at One Dell Way, Round Rock, Texas 78682.

4.	The name and address of the sole general partner of the Partnership are as follows:

Dell USA GP L.L.C.

One Dell Way

Round Rock, Texas 78682.

In witness whereof, the undersigned has executed this Amended and Restated Certificate of Limited Partnership by and through its duly authorized officer on July 29, 2003.

DELL USA GP L.L.C.

By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr., Vice President and Assistant Secretary

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 6263810 07/31/2003 Document #: 39207060801 Image Generated Electronically for Web Filing

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

DELL USA L.P.

The entity’s filing number is 6263810

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

800 Brazos, Austin, Texas 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

701 Brazos Street, Suite 1050, Austin, Texas 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 07/31/03

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP

Signature of Registered Agent

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 6263810 10/30/2009 Document #: 281713090962 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

DELL USA L.P.

The entity’s filing number is 6263810

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

701 Brazos, Suite 1050, Austin, TX 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

211 E. 7th Street, Suite 620, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 10/30/2009

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP
Signature of Registered Agent

FILING OFFICE COPY